SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    August 7, 2002

AMSOUTH BANCORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-7476	63-0591257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

AMSOUTH CENTER
1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 320-7151

Not applicable
(Registrant’s former address of principal executive office)

Item 7.    Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit
99.1	Statement under Oath of Principal Executive Officer
99.2	Statement under Oath of Principal Financial Officer
99.3	Certification of Periodic Report by Chief Executive Officer
99.4	Certification of Periodic Report by Chief Financial Officer

Item 9.    Regulation FD Disclosure.

The Principal Executive Officer and the Principal Financial Officer of AmSouth Bancorporation (the “Company”) each submitted to the Securities and Exchange Commission on August 7, 2002 the statements under oath required by Commission Order No. 4-460. On August 7, 2002, the Chief Executive Officer and Chief Financial Officer of the Company also each submitted the certifications required by § 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2002. Copies of all of the foregoing statements and certifications are attached hereto as exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSOUTH BANCORPORATION

By:	/S/ CARL L. GORDAY
Name: Carl L. Gorday Title: Assistant Secretary

Date: August 7, 2002